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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   Form 8-K/A
                               Amendment No. 2 to
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of Earliest Event Reported: January 18, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                           Commission File No. 0-27480

     Colorado                                                     84-1325695
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  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                        5895 Windward Parkway, Suite 220
                            Alpharetta, Georgia 30005
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

                                   Copies to:
                            Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600
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

     This is Amendment No. 2 to the Registrant's current report on Form 8-K that was originally filed with the commission on January 18, 2000. The Registrant filed Amendment No. 1 to the original current report on February 10, 2000 to clarify certain information pertaining to the sale by the Registrant and its wholly-owned subsidiary, Accent Mortgage Services, Inc., of all of the outstanding capital stock of Beachside Commons I, Inc. This Amendment No. 2 is being filed in order to provide information required under Item 7.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Unaudited Pro Forma Financial Information

     The unaudited pro forma condensed consolidated statements of operations contained herein are provided for illustrative purposes only, and should be read in conjunction with the accompanying notes thereto. The unaudited pro forma condensed consolidated statements of operations are based on, and should be read in conjunction with, the historical financial statements and the notes thereto of the Registrant included in its annual report on Form 10-K for the fiscal year ended September 30, 1999, the Registrant's quarterly report on Form 10-Q for the three-month period ended December 31, 1999, and any other filings with the Securities and Exchange Commission made by the Registrant since September 30, 1999.

     The unaudited pro forma condensed consolidated statements of operations have been prepared to reflect the sale of Beachside Commons I, Inc. as though it had occurred on July 9, 1999 (date of inception). An unaudited pro forma condensed consolidated balance sheet has not been provided, as the Consolidated Balance Sheets contained in the Registrant's quarterly report on Form 10-Q for the three-month period ended December 31, 1999 already reflects the sale transaction.

     The unaudited pro forma condensed consolidated statements of operations do not purport to represent what the Registrant's results of operations would have actually been if the sale had actually occurred on such dates or to project the Registrant's financial position or results of operations as of any future date or for any future period. The unaudited pro forma data is not indicative of the operating results or financial position that would have been achieved had the sale been consummated at the dates indicated, nor is it indicative of future operating results and financial condition.

     The unaudited pro forma adjustments have been applied to the financial information derived from the financial statements of the Registrant to account for the sale.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
     PERIOD FROM JULY 9, 1999 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 1999


                                                                                                          Pro Forma
                                                          Condensed                                       Condensed
                                                         Consolidated             Pro Forma              Consolidated
                                                         Historical              Adjustments               without
                                                           Lahaina               (see notes)              Beachside
                                                      ------------------      ------------------      ------------------
Revenue:
    Mortgage Brokerage Services                    $            837,803     $                 -     $           837,803
    Real Estate Development                                      88,909                       -                  88,909
                                                      ------------------      ------------------      ------------------
         Total revenue                                          926,712                       -                 926,712
                                                      ------------------      ------------------      ------------------
Operating expenses:
    Selling, general and administrative                       1,785,097                 (15,256) (A)          1,769,841
    Amortization of goodwill                                     18,609                       -                  18,609
    Depreciation and amortization                                 3,449                       -                   3,449
                                                      ------------------      ------------------      ------------------
         Total operating expenses                             1,807,155                 (15,256)              1,791,899
                                                      ------------------      ------------------      ------------------
Operating income (loss)                                        (880,443)                 15,256                (865,187)
Other expense (income):
    Other income                                                 (1,348)                      -                  (1,348)
    Interest expense                                            138,906                 (12,692) (B)            126,214
    Other expense                                               137,304                       -                 137,304
                                                      ------------------      ------------------      ------------------
                                                                274,862                 (12,692)                262,170
                                                      ------------------      ------------------      ------------------
Income (loss) before income  taxes                           (1,155,305)                 27,948              (1,127,357)
Income taxes                                                          -                       -                       -
                                                      ------------------      ------------------      ------------------
Net income (loss)                                  $         (1,155,305)    $            27,948     $        (1,127,357)
                                                      ==================      ==================      ==================
Basic earnings (loss) per share                    $              (0.08)                            $             (0.08)
                                                      ==================                              ==================
Diluted earnings (loss) per share                  $              (0.08)                            $             (0.08)
                                                      ==================                              ==================
Weighted average shares outstanding - basic                  14,592,917                                      14,592,917
                                                      ==================                              ==================
Weighted average shares outstanding - diluted                14,592,917                                      14,592,917
                                                      ==================                              ==================


                 See accompanying notes to unaudited pro forma condensed consolidated statement of operations

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      THREE-MONTHS ENDED DECEMBER 31, 1999



                                                                                                          Pro Forma
                                                          Condensed                                       Condensed
                                                         Consolidated             Pro Forma              Consolidated
                                                         Historical              Adjustments               without
                                                           Lahaina               (see notes)              Beachside
                                                      ------------------      ------------------      ------------------
Revenue:
    Mortgage Brokerage Services                    $          1,686,361     $                 -     $         1,686,361
    Real Estate Development                                   1,090,781                       -               1,090,781
                                                      ------------------      ------------------      ------------------
         Total revenue                                        2,777,142                       -               2,777,142
                                                      ------------------      ------------------      ------------------
Operating expenses:
    Selling, general and administrative                       2,204,409                 (21,196) (A)          2,183,213
    Amortization of goodwill                                     38,277                       -                  38,277
    Depreciation and amortization                                 6,219                       -                   6,219
                                                      ------------------      ------------------      ------------------
         Total operating expenses                             2,248,905                 (21,196)              2,227,709
                                                      ------------------      ------------------      ------------------
Operating income (loss)                                         528,237                  21,196                 549,433
Other expense (income):
    Other income                                               (175,039)                      -                (175,039)
    Interest expense                                            178,572                 (60,270) (B)            118,302
    Other expense                                               104,049                       -                 104,049
                                                      ------------------      ------------------      ------------------
                                                                107,582                 (60,270)                 47,312
                                                      ------------------      ------------------      ------------------
Income (loss) before income  taxes                              420,655                  81,466                 502,121
Income taxes                                                    115,000                (115,000) (C)                  -
                                                      ------------------      ------------------      ------------------

Net income (loss)                                  $            305,655     $           196,466     $           502,121
                                                      ==================      ==================      ==================
Basic earnings (loss) per share                    $               0.02                             $              0.03
                                                      ==================                              ==================
Diluted earnings (loss) per share                  $               0.02                             $              0.03
                                                      ==================                              ==================
Weighted average shares outstanding - basic                  16,217,343                                      16,217,343
                                                      ==================                              ==================
Weighted average shares outstanding - diluted                17,645,914                                      17,645,914
                                                      ==================                              ==================


                 See accompanying notes to unaudited pro forma condensed consolidated statement of operations

                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


1.  SALE OF BEACHSIDE COMMONS I, INC.

     On December 31, 1999, the Registrant and Accent Mortgage Services, Inc. ("Accent"), a wholly owned subsidiary of the Registrant, sold all of the outstanding capital stock of Beachside Commons I, Inc. ("Beachside") to NP Holding, Inc. (the "Buyer"). On December 14, 1998, the Registrant originally acquired all of the issued and outstanding capital stock of Beachside, which was reported by the Registrant on a current report on Form 8-K dated December 28, 1998. Beachside is the owner of a commercial real estate development located in Fernandina Beach, Florida in the resort area of Amelia Island located in northeast Florida. The property owned by Beachside includes two (2) fully developed ocean view structures and two ocean front sites for future development. The net realizable value of the property owned by Beachside has been determined by the Registrant at this time to be $3,650,000.

     The sole member of the Buyer is Beachside Commons Holding, LLC, a recently formed limited liability company. Beachside Commons Holding, LLC is also the sole member of Beachside Holding, LLC, which has pledged shares of the Registrant under a Pledge Agreement (as defined below). Beachside Commons Holding, LLC is comprised of eight members who received gifts of stock of the Registrant from Mongoose Investments, LLC, which originally sold all of the issued and outstanding capital stock of Beachside to the Registrant on December 14, 1998. Each of the members of Beachside Commons Holding, LLC contributed all of their stock of the Registrant in exchange for a membership interest in Beachside Commons Holding, LLC. On the date the Registrant originally acquired all of the issued and outstanding capital stock of Beachside, Mongoose Investments, LLC owned 89% of the issued and outstanding shares of common stock of the Registrant. In addition, the manager of Mongoose Investments, LLC, Richard P. Smyth, served as the Chief Executive Officer, Treasurer and Chairman of the Board of Directors of the Registrant from December 14, 1998 until August 23, 1999. Neither Mongoose Investments, LLC nor Richard P. Smyth have any ownership in the Buyer either directly or indirectly.

     The purchase price for all of the issued and outstanding capital stock of Beachside is $4,550,000 payable (i) by the delivery of a Non-Recourse Promissory Note made payable to Accent in the outstanding principal amount of $3,000,000 from Buyer which bears interest at a rate equal to six percent (6%) per annum (the "Note") and (ii) by taking the property and assets owned by Beachside subject to the First Mortgage granted by Beachside in favor of Pacific Coast Investment Company in the original principal amount of $1,550,000. The purchase price shall be allocated between the Registrant and Accent for the adjustment, payment and settlement of certain expenses that the Registrant previously incurred in connection with the original acquisition of Beachside or its operating subsequent to the original acquisition. The Registrant and Accent have also agreed to pay certain liabilities associated with the operation of Beachside. In the event that such liabilities are not paid by Registrant and/or Accent, Beachside Holding, LLC may exercise the right to sell shares pledged under the Pledge Agreement (as defined below) to satisfy such unpaid liabilities.

     The outstanding principal and interest under the Note is due and payable in a balloon payment on December 31, 2000. The repayment of the Note is secured solely by the pledge of 660,000 shares of common stock of Registrant under the terms of the Stock Pledge Agreement (the "Pledge Agreement") dated December 31, 1999 by and between Beachside Holding, LLC, an affiliate of the Buyer (the "Pledgor") and Accent. If the outstanding principal and interest under the Note is not paid in full on or before December 31, 2000, Registrant may only exercise its rights to the common stock of the Registrant under the Pledge Agreement and may not seek any recourse against the Buyer.

     In addition, in connection with the sale of all of the issued and outstanding capital stock of Beachside to the Buyer, the consulting agreement entered into between the Registrant and Gator Glory, LLC, an affiliate of Richard P. Smyth, has been terminated, except that the provision requiring payment of a two percent (2%) fee to obtain certain financing on behalf of the Registrant remains in effect. The Registrant has also terminated its Consulting Agreement with Gerald F. Sullivan, except that the provision requiring a one percent (1%) fee for the first $13,000,000 of transactions consummated by Registrant as a finder's fee for identifying proposed acquisition candidates with such fee based on the value of the gross assets of the target company remains in effect.

     The Registrant has recorded the note receivable relating to the sale of Beachside as an other asset in its consolidated balance sheet at December 31, 1999, at a carrying value of $1,944,877, which represents management's estimate of its fair value as of December 31, 1999.

2.  PERIODS PRESENTED

     The unaudited pro forma condensed consolidated statements of operations for the period from July 9, 1999 (date of inception) through September 30, 1999, as well as for the three-month period ended December 31, 1999, have been prepared as though the sale of Beachside occurred as of July 9, 1999 (date of inception). An unaudited pro forma condensed consolidated balance sheet has not been provided, as the consolidated balance sheets contained in the Registrant's quarterly report on Form 10-Q for the three-month period ended December 31, 1999 already reflects the sale transaction.

3.  PRO FORMA ADJUSTMENTS

     Adjustments included in the unaudited pro forma condensed consolidated statements of operations are summarized as follows:

(A) To reflect a reduction in administrative costs associated with operating the Beachside property; a total of $15,256 and $21,196 for the period from July 9, 1999 (date of inception) through September 30, 1999 and the three-month period ended December 31, 1999, respectively.

(B) To reflect a reduction in interest expense associated with a first mortgage loan on the Beachside property; a total of $12,692 and $60,270 for the period from July 9, 1999 (date of inception) through September 30, 1999 and the three-month period ended December 31, 1999, respectively.

(C) To reflect a reduction in the provision for income taxes of $115,000 for the three-month period ended December 31, 1999, relating to a gain (for income tax purposes) on the sale of Beachside.

(c)      Exhibits

     2.1 - Stock Purchase Agreement dated December 31, 1999 among Lahaina Acquisitions, Inc., Accent Mortgage Services, Inc. and
NP Holding, LLC. (+)

     2.2 - Stock Pledge Agreement dated December 31, 1999 by and between Beachside Holding, LLC and Accent Mortgage Services, Inc. (+)

     2.3 - Non-Recourse Purchase Money Note dated December 31, 1999 delivered by NP Holding, LLC to Accent Mortgage Services, Inc. in the original principal amount of $3,000,000. (+)

         (+) previously filed.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAHAINA ACQUISITIONS, INC.

March 20, 2000                              /s/ L. Scott Demerau
                                           -------------------------------
                                           L. Scott Demerau
                                           President and Chief Executive Officer